LKCM SMALL CAP EQUITY FUND
Adviser Class
Institutional Class

LKCM EQUITY FUND
Adviser Class
Institutional Class

LKCM BALANCED FUND

LKCM FIXED INCOME FUND

LKCM INTERNATIONAL FUND

each a Series of LKCM FUNDS

Supplement dated November 22, 2010
to the Statement of Additional Information (“SAI”) dated May 1, 2010

The fourth paragraph in the section entitled “Portfolio Transactions and Brokerage – The Adviser” is amended and restated in its entirety as shown below:

Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser.  If purchases or sales of securities consistent with the investment policies of the Funds and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities may be allocated among the Funds and clients in accordance with the Adviser’s Allocation and Aggregation Policy or in any other manner deemed fair and reasonable by the Adviser.

Please retain this Supplement with the SAI for future reference.